Registration Statement No. 333- 210988

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PRE-EFFECTIVE AMENDMENT No. 1

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

RIVERSOURCE LIFE INSURANCE COMPANY

(Exact name of registrant as specified in charter)

Minnesota	41-0823832
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

70100 Ameriprise Financial Center

Minneapolis, MN 55474

(800) 862-7919

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Timothy D. Crawford

RiverSource Life Insurance Company

50605 Ameriprise Financial Center

Minneapolis, Minnesota 55474

(612) 671-8056

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Approximate date of commencement of proposed sale to the public: as soon as practicable after the effective date of the Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price*	Amount of registration fee**

Guarantee Period Account Interests offered in connection with the following variable annuity contracts:

RiverSource® AccessChoice Select Variable Annuity

RiverSource® Builder Select Variable Annuity

RiverSource® Endeavor Select Variable Annuity

RiverSource® FlexChoice Variable Annuity

RiverSource® FlexChoice Select Variable Annuity

RiverSource® Galaxy Premier Variable Annuity

RiverSource® Innovations Variable Annuity

RiverSource® Innovations Select Variable Annuity

RiverSource® Innovations Classic Variable Annuity

RiverSource® Innovations Classic Select Variable Annuity

RiverSource® New Solutions Variable Annuity

RiverSource® Pinnacle Variable Annuity

RiverSource® Signature Variable Annuity

RiverSource® Signature Select Variable Annuity

RiverSource® Signature One Variable Annuity

RiverSource® Signature One Select Variable Annuity

Evergreen Essential Variable Annuity

Evergreen New Solutions Variable Annuity

Evergreen New Solutions Select Variable Annuity

Evergreen Pathways Variable Annuity

Evergreen Pathways Select Variable Annuity

Evergreen Privilege Variable Annuity

Wells Fargo Advantage Variable Annuity

Wells Fargo Advantage Select Variable Annuity

Wells Fargo Advantage Builder Variable Annuity

Wells Fargo Advantage Choice Variable Annuity

Wells Fargo Advantage Choice Select Variable Annuity

	—	—	$0	$0

*	The proposed aggregate offering price is estimated solely for determining the registration fee. The amount being registered and the proposed maximum offering price per unit are not applicable since these securities are not issued in predetermined amounts or units.
**	No new securities are being registered pursuant to this registration statement on Form S-3. In reliance on Rule 429 under the Securities Act of 1933, the difference between the $350,000,000 of securities registered on Securities Act Registration Statement No. 333-65080 (for which a registration fee of $87,500 was paid) and the dollar amount of securities sold thereunder is carried forward into this registration statement on Form S-3, and the prospectuses contained as part of this registration statement shall be deemed to be combined with the prospectus contained in the above-referenced registration statement, which has previously been filed. Upon effectiveness, this Registration Statement, which is a new Registration Statement, will also act as a post-effective amendment to such earlier Registration Statement.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART I.

INFORMATION REQUIRED IN PROSPECTUS

Prospectuses filed electronically with Initial Registration Statement on Form S-3 filed on or about April 28, 2016 are incorporated by reference herewith.

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

ITEM OF EXPENSE	ESTIMATED EXPENSE
Registration fees	$0
Federal taxes	N/A
State taxes and fees (based on 50 state average)	N/A
Printing and filing fees	$3,900	*
Legal fees	$11,000	*
Accounting fees	N/A
Audit fees	$2,000	*

*	Estimated expense.

Item 15. Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. (a) Exhibits

1.	Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance Between RiverSource Distributors, Inc. and RiverSource Life Insurance Company, filed as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760 on January 3, 2007, is incorporated by reference.

2.	Certificate of Merger of IDS Life Insurance Company and Articles of Merger of IDS Life Insurance Company and American Enterprise Life Insurance Company, filed as Exhibit 2 to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for RiverSource Life Insurance Company, File No. 333-139776, on April 24, 2007, is incorporated by reference.

3.1	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company, filed as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-6, File No. 333-69777, on January 3, 2007, is incorporated by reference.

3.2	Consent in writing in lieu of a meeting of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise MVA Account dated Aug. 18, 1999, filed as Exhibit 3.3 to RiverSource Life Insurance Company’s Initial Registration Statement on Form S-1, No. 333-86297, filed on Aug. 31, 1999, is incorporated by reference.

3.3	Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006. Incorporated by reference to Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-6, File No. 333-69777, filed on January 3, 2007.

4.1	Form of Deferred Annuity Contract for the American Express® Signature One Variable Annuity (form 240180), filed as Exhibit 4.1 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Dec. 8, 1999, is incorporated by reference.

4.1(a)	Form of Deferred Annuity Contract Data Pages (form 240343) filed as Exhibit 4.1(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on January 30, 2003, is incorporated by reference.

4.2	Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM)Variable Annuity (form 44209), filed as Exhibit 4.1 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Nov. 4, 1999, is incorporated by reference.

4.3	Form of Deferred Annuity Contract for the Wells Fargo Advantage(SM)Builder Variable Annuity (form 44210), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, filed on Nov. 4, 1999, is incorporated by reference.

4.4	Form of Deferred Annuity Contract (form 240343), filed as Exhibit 4.1 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-92297, on Feb. 11, 2000, is incorporated by reference.

4.5	Form of Deferred Annuity Contract for American Express Signature Variable Annuity ® (form 43431), filed as Exhibit 4.1 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on Form N-4, filed on Aug. 5, 1999, is incorporated by reference.

4.6	Form of Deferred Annuity Contract for the American Express® Galaxy Premier Variable Annuity and the American Express Pinnacle Variable Annuity(SM) (form 44170), filed as Exhibit 4.1 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82149, on Sept. 21, 1999, is incorporated by reference.

4.7	Form of Deferred Annuity Contract Option L (form 271496), filed as Exhibit 4.1 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-73958, on Feb. 20, 2002, is incorporated by reference.

4.8	Form of Deferred Annuity Contract Option C (form 271491), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-73958, on Feb. 20, 2002, is incorporated by reference.

4.9	Form of Deferred Annuity Contract (form 272646), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 15 to the Registration Statement on Form N-4, File No. 333-92297, on October 30, 2003, is incorporated by reference.

4.10	Form of Enhanced Death Benefit Rider contracts (form 44213), filed as Exhibit 4.3 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Nov. 4, 1999, is incorporated by reference.

4.11	Form of Guaranteed Minimum Income Benefit Rider for the American Express Signature Variable Annuity ® and the American Express® Signature One Variable Annuity (6% Accumulation Benefit Base) (form 240186), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-85567, on Feb. 11, 2000, is incorporated by reference.

4.12	Form of Guaranteed Minimum Income Benefit Rider (form 240350), filed as Exhibit 4.4 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-92297, on Feb. 11, 2000, is incorporated by reference.

4.13	Form of Guaranteed Minimum Income Benefit Rider contracts (form 44214), filed as Exhibit 4.4 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Nov. 4, 1999, is incorporated by reference.

4.14	Form of 5% Accumulation Death Benefit Rider for the American Express Signature Variable Annuity® and the American Express Signature One Variable Annuity(SM) (form 240183), filed as Exhibit 4.3 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Dec. 8, 1999, is incorporated by reference.

4.15	Form of Value Option Return of Purchase Payment Death Benefit Rider for the American Express ® Signature One Variable Annuity (form 240182), filed as Exhibit 4.11 to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-86297 on Form S-1 on April 28, 2000, is incorporated by reference.

4.16	Form of 8% Performance Credit Rider for the American Express Signature Variable Annuity® and the American Express® Signature One Variable Annuity (form 240187), filed as Exhibit 4.4 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-85567, on Dec. 30, 1999, is incorporated by reference.

4.17	Form of Performance Credit Rider (form 240349), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-92297, on Feb. 11, 2000, is incorporated by reference.

4.18	Form of Benefit Protector(SM) Death Benefit Rider contracts (form 271155), filed as Exhibit 4.15 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-85567, on March 1, 2001, is incorporated by reference.

4.19	Form of Benefit Protector(SM) Plus Death Benefit Rider contracts (form 271156), filed as Exhibit 4.16 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-85567, on March 1, 2001, is incorporated by reference.

4.20	Form of Maximum Anniversary Value Death Benefit Rider (form 240346), filed as Exhibit 4.3 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-92297, on February 11, 2000, is incorporated by reference.

4.21	Form of Roth IRA Endorsement contracts (form 43094), filed as Exhibit 4.2 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on Form N-4, filed on Aug. 5, 1999, is incorporated by reference.

4.22	Form of SEP-IRA for the Wells Fargo Advantage(SM) Variable Annuity, the Wells Fargo Advantage(SM) Builder Variable Annuity, the American Express® Signature One Variable Annuity, the American Express® Galaxy Premier Variable Annuity, and the American Express Pinnacle Variable Annuity(SM) (form 43412), filed as Exhibit 4.3 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-72777, on July 8, 1999, is incorporated by reference.

4.23	Form of SEP-IRA contracts (form 43433), filed as Exhibit 4.3 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on Form N-4, filed on Aug. 4, 1999, is incorporated by reference.

4.24	Form of Disability Waiver of Withdrawal Charges Rider (form 44215), filed as Exhibit 4.5 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Nov. 4, 1999, is incorporated by reference.

4.25	Form of Unemployment Waiver of Withdrawal Charges Rider for the Wells Fargo Advantage(SM) Variable Annuity and the Wells Fargo Advantage(SM) Builder Variable Annuity (form 44216), filed as Exhibit 4.6 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-85567, on Nov. 4, 1999, is incorporated by reference.

4.26	Form of TSA Endorsement contracts (form 43413), filed as Exhibit 4.4 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-72777, on July 8, 1999, is incorporated by reference.

4.27	Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed as Exhibit 4.11 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on January 30, 2003, is incorporated by reference.

4.28	Form of Roth IRA Endorsement (form 272109) filed as Exhibit 4.12 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on January 30, 2003, is incorporated by reference.

4.29	Form of Variable Annuity Unisex Endorsement (form 272110) filed as Exhibit 4.13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-92297, on January 30, 2003, is incorporated by reference.

4.30	Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed as Exhibit 4.11 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004, is incorporated by reference.

4.31	Form of 5% Accumulation Death Benefit Rider (form 272870) filed as Exhibit 4.12 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004, is incorporated by reference.

4.32	Form of Enhanced Death Benefit Rider (form 272871) filed as Exhibit 4.13 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004, is incorporated by reference.

4.33	Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base) (form 272872) filed as Exhibit 4.14 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Filed No. 333-74865, on February 2, 2004 is incorporated by reference.

4.34	Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base) (form 272873) filed as Exhibit 4.15 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004 is incorporated by reference.

4.35	Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum anniversary Value Benefit Base or 5% Accumulation Benefit Base) (form 272874) filed as Exhibit 4.16 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004 is incorporated by reference.

4.36	Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit) (form 272875) filed as Exhibit 4.17 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004 is incorporated by reference.

4.37	Form of Deferred Variable Annuity Contract (form 272876-DPSIG) filed as Exhibit 4.18 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-74865, on February 2, 2004 is incorporated by reference.

4.38	Form of Deferred Variable Annuity Contract (form 272876-DPSG1) filed as Exhibit 4.28 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-85567, on February 11, 2004 is incorporated by reference.

4.39	Form of Deferred Variable Annuity Contract (form 272876-DPWF6) filed as Exhibit 4.29 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-85567, on February 11, 2004 is incorporated by reference.

4.40	Form of Deferred Variable Annuity Contract (form 272876-DPWF8) filed as Exhibit 4.30 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-85567, on February 11, 2004 is incorporated by reference.

4.41	Form of Deferred Variable Annuity Contract (form 272876-DPFCC) filed as Exhibit 4.21 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 333-73958, on February 10, 2004 is incorporated by reference.

4.42	Form of Deferred Variable Annuity Contract (form 272876-DPFCL) filed as Exhibit 4.22 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 333-73958, on February 10, 2004 is incorporated by reference.

4.43	Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as Exhibit 4.22 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on Jan. 28, 2005 is incorporated by reference.

4.44	Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed as Exhibit 4.23 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on Jan. 28, 2005 is incorporated by reference.

4.45	Form of Annuity Endorsement (form 273566) filed as Exhibit 4.24 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-4, File No. 333-92297, on Jan. 28, 2005 is incorporated by reference.

4.46	Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed as Exhibit 4.22 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 333-74865, on April 28, 2006, is incorporated by reference.

4.47	Form of MVA Endorsement (form 44182) filed as Exhibit 4.25 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.48	Form of Withdrawal Charges Endorsement (form 44189) filed as Exhibit 4.26 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.49	Form of Age Endorsement (form 240496) filed as Exhibit 4.27 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.50	Form of TSA Plan Endorsement — RVSL (form 272865) filed as Exhibit 4.30 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.51	Form of TSA Plan Endorsement — AEL (form 272865) filed as Exhibit 4.31 to the Initial Registration Statement on
Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.52	Form of 401 Plan Endorsement — RVSL (form 272866) filed as Exhibit 4.32 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.53	Form of 401 Plan Endorsement — AEL (form 272866) filed as Exhibit 4.33 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.54	Form of Unisex Endorsement (form 272867) filed as Exhibit 4.34 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.55	Form of Fixed and Variable Annuity Contract (form 272876) filed as Exhibit 4.35 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.56	Form of Fixed and Variable Annuity Contract — RVSL (form 273954) filed as Exhibit 4.37 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.57	Form of Fixed and Variable Annuity Contract — AEL (form 273954) filed as Exhibit 4.30 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.58	Form of Contract Data Pages — RVSL (form 273954 DPSIG) filed as Exhibit 4.39 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.59	Form of MAV GMIB Rider — RVSL (form 273961) filed as Exhibit 4.40 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.60	Form of MAV GMIB Rider — AEL (form 273961) filed as Exhibit 4.41 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.61	Form of 5% GMIB Rider — RVSL (form 273962 filed as Exhibit 4.42 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.62	Form of 5% GMIB Rider — AEL (form 273962) filed as Exhibit 4.43 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.63	Form of Greater of MAV or 5% GMIB Rider — RVSL (form 273963) filed as Exhibit 4.44 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.64	Form of Greater of MAV or 5% GMIB Rider — AEL (form 273963) filed as Exhibit 4.45 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.65	Form of Unisex Endorsement — RVSL (form 273964) filed as Exhibit 4.46 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.66	Form of Unisex Endorsement — AEL (form 273964) filed as Exhibit 4.47 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.67	Form of 5% Death Benefit Rider — RVSL (form 273965) filed as Exhibit 4.48 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.68	Form of 5% Death Benefit Rider — AEL (form 273965) filed as Exhibit 4.49 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.69	Form of Greater of MAV or 5% Death Benefit Rider — RVSL (form 273966) filed as Exhibit 4.50 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.70	Form of Greater of MAV or 5% Death Benefit Rider — AEL (form 273966) filed as Exhibit 4.50 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139760, on January 3, 2007, is incorporated by reference.

4.71	Form of Contract Data Pages (form 240343-EDP) filed as Exhibit 4.28 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, filed on January 3, 2007, is incorporated by reference.

4.72	Form of Contract Data Pages — RVSL (form 273954DPINN) filed as Exhibit 4.31 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, filed on January 3, 2007, is incorporated by reference.

4.73	Form of Contract Data Pages — AEL (form 273954DPINN) filed as Exhibit 4.32 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139763, filed on January 3, 2007, is incorporated by reference.

4.74	Form of Variable Annuity Contract (form 271498) filed as Exhibit 4.29 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139759, filed on January 3, 2007, is incorporated by reference.

4.75	Form of Contract Data Pages — RVSL (form 273954DPFCC) filed as Exhibit 4.33 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139759, filed on January 3, 2007, is incorporated by reference.

4.76	Form of Contract Data Pages — AEL (form 273954DPFCC) filed as Exhibit 4.34 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139759, filed on January 3, 2007, is incorporated by reference.

4.77	Form of Contract Data Pages — RVSL (form 273954DPFCL) filed as Exhibit 4.35 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139759, filed on January 3, 2007, is incorporated by reference.

4.78	Form of Contract Data Pages — AEL (form 273954DPFCL) filed as Exhibit 4.36 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139759, filed on January 3, 2007.

4.79	Form of Contract Data Pages — RVSL (form 273954DPSG1) filed as Exhibit 4.39 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139762, filed on January 3, 2007.

4.80	Form of Contract Data Pages — AEL (form 273954DPSG1) filed as Exhibit 4.40 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139762, filed on January 3, 2007.

4.81	Form of Contract Data Pages — RVSL (form 273954DPWFB) filed as Exhibit 4.41 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139762, filed on January 3, 2007.

4.82	Form of Contract Data Pages — AEL (form 273954DPWFB) filed as Exhibit 4.42 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account, File No. 333-139762, filed on January 3, 2007.

4.83	Form of Unisex Traditional and SEP IRA Endorsement (form 43412) filed as Exhibit 4.3 to RiverSource Variable Annuity Account’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 on Form N-4, on Aug 4, 1999, is incorporated by reference.

4.84	Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement 333-139763 on Form N-4, on Feb. 23, 2007, is incorporated herein by reference.

4.85	Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed as Exhibit 4.52 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement 333-139763 on Form N-4, on Feb. 23, 2007, is incorporated herein by reference.

4.86	Form of Contract Data Pages — RVSL (form 273954DPBAC) filed as Exhibit 4.57 to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-4, File No. 333-139759 on May 18, 2007 is incorporated herein by reference.

4.87	Form of Contract Data Pages — RVSL (form 273954DPBA7) filed as Exhibit 4.58 to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-4, File No. 333-139759 on May 18, 2007 is incorporated herein by reference.

4.88	Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 275062-sg) filed as Exhibit 4.59 to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, File No. 333-139759 on June 5, 2009 is incorporated herein by reference.

4.89	Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 275062-jt) filed as Exhibit 4.60 to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, File No. 333-139759 on June 6, 2009 is incorporated herein by reference.

4.90	Form of Deferred Annuity Contract (form 411265) filed as Exhibit 4.55 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.91	Form of Deferred Annuity Contract (form 411265) data pages for RiverSource FlexChoice Select Variable Annuity filed as Exhibit 4.62 to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No.
333-139759 on Nov. 25, 2009 is incorporated herein by reference.

4.92	Form of Guarantee Period Accounts Endorsement (form 411272) filed as Exhibit 4.57 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.93	Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed as Exhibit 4.58 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.94	Form of 5% Accumulation Death Benefit Rider (form 411279) filed as Exhibit 4.59 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.95	Form of Enhanced Death Benefit Rider (form 411280) filed as Exhibit 4.60 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.96	Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed as Exhibit 4.61 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.97	Form of Benefit Protector(SM) Death Benefit Rider (form 411281) filed as Exhibit 4.62 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.98	Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed as Exhibit 4.63 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.99	Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283)filed as Exhibit 4.64 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.100	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages® Rider (form 411284-sg) filed as Exhibit 4.65 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No.
333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.101	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages® Rider (form 411284-jt) filed as Exhibit 4.66 to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No.
333-139763 on Nov. 25, 2009 is incorporated herein by reference.

4.102	Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.48 to RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on July 12, 2010 is incorporated herein by reference.

4.103	Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages 2 Rider filed as Exhibit 4.49 to RiverSource Variable Account 10 Post-Effective Amendment No. 61 under Registration Statement 333-79311 on July 12, 2010 is incorporated herein by reference.

5.	Opinion of Counsel and consent to its use as to the securities being registered, is filed herewith.

6-22.	Not applicable.

23.	Consent of Independent Registered Public Accounting Firms filed electronically as Exhibit 23 to Registration Statement filed on April 28, 2016 is incorporated by reference herein.

24.1	Power of Attorney to sign this Registration Statement, dated March 8, 2016 is filed electronically herewith.

24.2	Power of Attorney to sign this Registration Statement, dated April 29, 2016 is filed electronically herewith.

25-99.	Not applicable.

Item 17. Undertakings

Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933,

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement,

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement,

(iv) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) — (4) of that no-action letter.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) That all post-effective amendments will comply with the applicable forms, rules and regulations of the Commission in effect at the time such post-effective amendments are filed, and

(4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, RiverSource Life Insurance Company, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota on the 29th day of April, 2016.

RiverSource Life Insurance Company (Registrant)

By /s/ John R. Woerner*
John R. Woerner
Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 29th day of April, 2016.

Signature	Title
/s/ Gumer C. Alvero*	Director and Executive Vice President — Annuities
Gumer C. Alvero

/s/ Richard N. Bush*	Senior Vice President — Corporate Tax
Richard N. Bush

/s/ Steve M. Gathje*	Director, Senior Vice President and Chief Actuary
Steve M. Gathje

/s/ James L. Hamalainen*	Senior Vice President — Investments and Treasurer
James L. Hamalainen

/s/ Brian J. McGrane*	Director, Executive Vice President and Chief Financial Officer
Brian J. McGrane

/s/ Jeninne C. McGee*	Director
Jeninne C. McGee

/s/ Jon Stenberg*	Director and Executive Vice President -
Jon Stenberg	Life and Disability Insurance

/s/ Colin J. Lundgren*	Director
Colin J. Lundgren

/s/ John R. Woerner*	Chairman of the Board and President
John R. Woerner

/s/ David K. Stewart**	Senior Vice President and Controller
David K.Stewart

*	Signed pursuant to Power of Attorney dated March 8, 2016 filed electronically, herewith, by:
**	Signed pursuant to Power of Attorney dated April 29, 2016 filed electronically, herewith, by:

/s/ Timothy D. Crawford
Timothy D. Crawford
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

5.	Opinion of Counsel and Consent

24.1	Powerof Attorney to sign this Registration Statement, dated March 8, 2016 is filed electronically herewith.

24.2	Power of Attorney to sign this Registration Statement, dated April 29, 2016 is filed electronically herewith.